UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

PULTE HOMES, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 647-2750

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current report on Form 8-K filed on February 9, 2010.

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2010, Pulte Homes, Inc. issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2009. The press release incorrectly reported a loss per diluted share of $3.75 and shares used in the per share calculation of 315,430,000 for the year ended December 31, 2009. A copy of the revised table is furnished with this Current Report on Form 8-K/A and correctly reports the loss per diluted share as $3.94 and the shares used in the per share calculation as 300,179,000. There were no other changes to the press release. The revised table is incorporated in Item 2.02 by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Revised December 31, 2009 Condensed Consolidated Results of Operations

The information in Item 2.02 of this Current Report on Form 8-K/A, including the revised table incorporated in such Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date: February 16, 2010	By:	/s/ Steven M. Cook
Steven M. Cook Senior Vice President, General Counsel and Secretary

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